                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

ENT SAR 8/99

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                                  [LINE GRAPH]

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                           VAN KAMPEN ENTERPRISE FUND

                                           A Shares  B Shares  C Shares
 TOTAL RETURNS

Six-month total return based on NAV(1)...     6.88%     6.45%     6.45%
Six-month total return(2)................     0.73%     1.45%     5.45%
One-year total return(2).................     6.59%     7.22%    11.17%
Five-year average annual total
return(2)................................    22.77%    23.09%    23.25%
Ten-year average total return(2).........    16.80%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    13.61%    18.08%    19.25%
Commencement date........................  01/07/54  12/20/91  07/20/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN ENTERPRISE FUND

We recently spoke to the management team of the Van Kampen Enterprise Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Jeff D. New, senior portfolio manager, who has managed the Fund since September 1994 and worked in the investment industry since 1987. He is joined by Michael Davis and Mary Jayne Maly, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended June 30, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A As has been its trademark recently, the stock market was volatile during the first six months of 1999. The Dow Jones Industrial Average passed two significant milestones during the reporting period--10,000 in late March and 11,000 in early May. Investors' anticipation of an interest-rate increase placed downward pressure on the stock market, particularly among growth stocks. In response to this shift from growth investments, investors began to favor cyclical stocks. The Federal Reserve did indeed raise interest rates on the last day of the reporting period, but, because the increase was widely expected, the effect on stock prices was limited.

   Q  SO HOW DID YOU MANAGE THE FUND IN RESPONSE TO THESE EVENTS?

   A As we have stressed in prior reports, our investment discipline leads us to purchase stocks that meet our criteria of positive future fundamentals and attractive current prices. By our definition, a company with positive future fundamentals possesses at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks from the "bottom up"--in other words, on a company by company basis. Because our investment approach has served the Fund well through a broad range of economic conditions, we weren't tempted to change our strategy during the past six months.

      That said, we did seek to adjust to changing market conditions in the last several months of the reporting period. For example, we attempted to capitalize on the recent upturn among cyclical stocks by adding several that clearly met our investment discipline. This helped moderate the Fund's performance during a difficult period for growth stocks.

   Q WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD, AND HOW DID THEY AFFECT TOTAL RETURN?

   A We were pleased with our investments in semiconductor companies--their stocks are sensitive to global economic conditions, which have been relatively strong in recent months. The Fund's total return benefited greatly from these stocks--especially Texas Instruments, a semiconductor maker that develops a key component in cellular phones. Other semiconductor stocks whose performance boosted the Fund's return were Applied Materials, which sells equipment used to manufacture semiconductors, and STMicroelectronics, a maker of integrated circuits.

      Another stock that helped the Fund's return was Univision, the leading Spanish-language television broadcaster in the United States. This network, which reaches 92 percent of the U.S. Hispanic market, saw its stock price appreciate 81 percent during the reporting period.

      One of our best investments was Tricon Global, which operates restaurants under the Pizza Hut, Taco Bell, and Kentucky Fried Chicken brands.

   Q  WHAT WAS SO SUCCESSFUL ABOUT TRICON GLOBAL?

   A We purchased this stock in late 1998 because we were optimistic about management's plan to improve operations, sell nonproductive stores back to franchisees, and use the proceeds to repay debt. As we expected, earnings increased dramatically as a result of this plan, and the stock appreciated nearly 56 percent through late April, when we sold our position. We chose to sell when the company failed to exceed earnings expectations in April--violating our requirement to invest in companies with accelerating earnings growth. This turned out to be a very good decision, as the stock began a steady decline thereafter. The Fund's return, therefore, benefited directly from the stock's rapid appreciation, and indirectly from our timely sale.

      Please keep in mind that not all stocks in the Fund performed as well as Tricon Global or the others mentioned above, nor is there any guarantee that these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page 8.

   Q  DID ANY STOCKS DISAPPOINT YOU?

   A Yes, we were disappointed in our holdings in the areas of health care and grocery stores. A number of stocks in these industries underperformed and hurt the Fund's return.

      Drug companies in particular were poor performers. Our holdings included industry leaders Schering-Plough and Pfizer, as well as smaller companies such as Watson Pharmaceuticals and Lincare. Pharmaceutical companies, which typically aren't affected by changes in the economy, fared very well in 1998 as investors sought refuge from market volatility. These stocks have languished, however, as we near the 2000 elections, which could precipitate additional health-care regulations. This belief has placed a cloud over drug company stocks, although we still think the long-term prospects for this sector are excellent.

      Grocery store stocks also had a negative impact on the Fund's return. These included Safeway and Kroger, two of the Fund's longtime holdings. Although these companies still appear to be executing their business plans well, their stock prices have suffered in recent months--reflecting concern that acquisitions in this area are slowing.

   Q  HOW DID THE FUND PERFORM?

   A Strong stock selection from a variety of sectors partially offset the downward pressure on growth stocks during the period. The Fund achieved a six-month total return of 6.88 percent(1) (Class A shares at net asset value) as of June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 12.36 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 11.89 percent. The S&P 500 is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Past performance does not guarantee future results.

      These indices are statistical composites that don't include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indices. Please refer to the footnotes and chart on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND?

   A We are cautiously optimistic that corporate earnings will continue to improve and that many international economies are beginning to emerge from last year's depths. Despite subtle indications that prices may be creeping upwards, inflation is still low and economic growth is strong, which is a promising sign for the stock market.

      Our major concern is that stock-market valuations remain high by relative and historical measures. Maintaining those levels depends on more good news with respect to inflation and earnings. As long as both remain favorable, we expect the market--and the Fund--to still perform well. However, high valuations leave stocks vulnerable if economic conditions change. We will continue to monitor the situation as we stick to the discipline that has worked well for us in the past.


[SIG]
Jeff D. New

Senior Portfolio Manager

[SIG]
Mary Jayne Maly

Portfolio Manager


[SIG]
Michael Davis

Portfolio Manager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the general stock market more fully.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN ENTERPRISE FUND

 TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

MICROSOFT develops, manufactures, licenses, and supports a
range of software products..................................  4.0%
CISCO SYSTEMS provides networking solutions that connect
computing devices and computer networks.....................  3.1%
TYCO INTERNATIONAL is a diversified manufacturing and
service company whose businesses include medical supplies,
electronic security components, and fire detection
equipment...................................................  2.2%
AMERICA ONLINE provides Internet online services, as well as electronic-commerce and enterprise solutions to
businesses..................................................  1.9%
LUCENT TECHNOLOGIES develops leading-edge communications
solutions, including wireless systems, messaging systems,
call centers, optical networking, and data networking.......  1.9%
BRISTOL-MYERS SQUIBB produces and distributes
pharmaceuticals, consumer medicines, nutritional
supplements, medical devices, and beauty care products......  1.8%
SCHERING-PLOUGH develops pharmaceutical and health care
products worldwide, including prescription drugs and
animal-health, over-the-counter, foot-care, and sun-care
products....................................................  1.7%
SAFEWAY operates a chain of retail supermarket stores across the United States...........................................  1.7%
INTERNATIONAL BUSINESS MACHINES (IBM) develops,
manufactures, and sells advanced technology processing
products, including computers, software, networking systems, and related services........................................  1.7%
LEXMARK INTERNATIONAL manufactures laser and inkjet printers and associated supplies for the office and home markets.....  1.6%

 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                       JUNE 30, 1999                    DECEMBER 31, 1998
                                                                       -------------                    -----------------
Technology                                                                  27.4                               23.2
Health Care                                                                 13.3                               13.5
Consumer Distribution                                                       11.3                               19.2
Finance                                                                     10.4                               12.0
Consumer Services                                                            8.8                               10.1

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  95.3%
CONSUMER DISTRIBUTION  10.7%
Abercrombie & Fitch Co., Class A (a)..............        374,000    $   17,952,000
AnnTaylor Stores Corp. (a)........................        492,000        22,140,000
Best Buy Co., Inc. (a)............................        446,000        30,105,000
Circuit City Stores-Circuit City Group............        180,000        16,740,000
Consolidated Stores Corp. (a).....................        661,000        17,847,000
Costco Cos., Inc. (a).............................        241,000        19,295,063
Dayton Hudson Corp................................        690,000        44,850,000
Family Dollar Stores, Inc.........................        750,000        18,000,000
Kroger Co. (a)....................................      1,104,000        30,843,000
Safeway, Inc. (a).................................      1,082,000        53,559,000
Tandy Corp........................................        404,000        19,745,500
TJX Cos., Inc.....................................      1,371,000        45,671,437
Wal-Mart Stores, Inc..............................        360,000        17,370,000
                                                                     --------------
                                                                        354,118,000
                                                                     --------------
CONSUMER DURABLES  1.0%
Harley-Davidson, Inc..............................        317,000        17,236,875
Maytag Corp.......................................        222,000        15,470,625
                                                                     --------------
                                                                         32,707,500
                                                                     --------------
CONSUMER NON-DURABLES  8.3%
Anheuser-Busch Cos., Inc..........................        409,000        29,013,437
Hasbro, Inc.......................................        806,000        22,517,625
Jones Apparel Group, Inc. (a).....................        463,000        15,886,688
Kimberly-Clark Corp...............................        278,000        15,846,000
Lexmark International Group, Inc., Class A (a)....        758,000        50,075,375
NIKE, Inc., Class B...............................        746,000        47,231,125
Pepsi Bottling Group, Inc.........................        730,000        16,835,625
Quaker Oats Co....................................        466,000        30,930,750
Seagram Co. Ltd...................................        312,600        15,747,225
Tommy Hilfiger Corp. (a)..........................        388,000        28,518,000
                                                                     --------------
                                                                        272,601,850
                                                                     --------------
CONSUMER SERVICES  8.3%
Brinker International, Inc. (a)...................        587,000        15,959,062
CBS Corp. (a).....................................        925,000        40,179,688

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Chancellor Media Corp., Class A (a)...............        336,000    $   18,522,000
Clear Channel Communications, Inc. (a)............        427,049        29,439,690
Comcast Corp., Class A............................      1,087,000        41,781,563
Harrah's Entertainment, Inc. (a)..................        819,000        18,018,000
Omnicom Group, Inc................................        550,000        44,000,000
Time Warner, Inc..................................        520,000        38,220,000
Univision Communications, Inc., Class A (a).......        449,000        29,634,000
                                                                     --------------
                                                                        275,754,003
                                                                     --------------
ENERGY  2.5%
Baker Hughes Inc..................................      1,071,000        35,878,500
Enron Corp........................................        290,000        23,707,500
Halliburton Co....................................        189,000         8,552,250
Williams Cos., Inc................................        336,000        14,301,000
                                                                     --------------
                                                                         82,439,250
                                                                     --------------
FINANCE  9.9%
AFLAC Inc.........................................        481,000        23,027,875
American International Group, Inc.................        268,000        31,372,750
Bank One Corp.....................................        281,000        16,737,062
Capital One Financial Corp........................        312,000        17,374,500
Chase Manhattan Corp..............................        198,000        17,151,750
Citigroup, Inc....................................        858,000        40,755,000
Equitable Cos., Inc...............................        232,000        15,544,000
Firstar Corp......................................      1,086,000        30,408,000
Federal Home Loan Mortgage Assn...................        289,000        16,762,000
Golden State Bancorp Inc. (a).....................        893,000        19,646,000
Lincoln National Corp.............................        340,000        17,786,250
Marsh & McLennan Cos., Inc........................        425,000        32,087,500
Providian Financial Corp..........................        157,000        14,679,500
State Street Corp.................................        379,000        32,357,125
                                                                     --------------
                                                                        325,689,312
                                                                     --------------
HEALTHCARE  12.7%
Abbott Laboratories, Inc..........................        237,000        10,783,500
Aetna, Inc........................................        258,000        23,074,875
Allergan, Inc.....................................         92,000        10,212,000

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
American Home Products Corp.......................        791,000    $   45,482,500
Amgen, Inc. (a)...................................        550,000        33,481,250
Baxter International Inc..........................        258,000        15,641,250
Biogen, Inc. (a)..................................        430,000        27,654,375
Bristol-Myers Squibb Co...........................        817,000        57,547,438
Eli Lilly & Co....................................        215,000        15,399,375
Guidant Corp......................................        494,000        25,410,125
Johnson & Johnson, Inc............................        168,000        16,464,000
Lincare Holdings, Inc. (a)........................        709,000        17,725,000
Mylan Laboratories, Inc...........................        450,000        11,925,000
Pfizer, Inc.......................................        123,000        13,499,250
Pharmacia & Upjohn, Inc...........................        148,000         8,408,250
Schering-Plough Corp..............................      1,035,000        54,855,000
Watson Pharmaceuticals, Inc. (a)..................        183,000         6,416,437
Wellpoint Health Networks Inc., Class A (a).......        276,000        23,425,500
                                                                     --------------
                                                                        417,405,125
                                                                     --------------
PRODUCER MANUFACTURING  8.0%
Corning, Inc......................................        525,000        36,815,625
Honeywell, Inc....................................        197,000        22,827,375
Ingersoll-Rand Co.................................        310,000        20,033,750
Navistar International Corp. (a)..................        515,200        25,760,000
Republic Services, Inc. (a).......................      1,426,800        35,313,300
Tyco International Ltd............................        736,070        69,742,633
United Technologies Corp..........................        343,000        24,588,812
Waste Management, Inc.............................        568,300        30,546,125
                                                                     --------------
                                                                        265,627,620
                                                                     --------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.9%
Boise Cascade Corp................................        768,000        32,928,000
Temple-Inland, Inc................................        419,000        28,596,750
                                                                     --------------
                                                                         61,524,750
                                                                     --------------
TECHNOLOGY  26.1%
Altera Corp. (a)..................................        362,000        13,326,125
America Online, Inc. (a)..........................        552,000        60,996,000
Applied Materials, Inc. (a).......................        273,000        20,167,875

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
BMC Software, Inc. (a)............................        508,000    $   27,432,000
Cisco Systems, Inc. (a)...........................      1,491,000        95,889,938
Citrix Systems, Inc. (a)..........................        440,000        24,860,000
Compuware Corp. (a)...............................        489,000        15,556,313
Comverse Technology, Inc. (a).....................        330,000        24,915,000
EMC Corp. (a).....................................        748,000        41,140,000
First Data Corp...................................        281,000        13,751,437
General Instrument Corp. (a)......................        263,000        11,177,500
Hewlett-Packard Co................................        201,000        20,200,500
Intel Corp........................................        554,000        32,963,000
International Business Machines Corp..............        408,000        52,734,000
Linear Technology Corp............................        147,000         9,885,750
LSI Logic Corp. (a)...............................        324,000        14,944,500
Lucent Technologies, Inc..........................        903,650        60,939,897
Microsoft Corp. (a)...............................      1,409,000       127,074,187
Nokia Corp. - ADR (Finland).......................        440,000        40,287,500
Novell, Inc. (a)..................................        458,000        12,137,000
Oracle Corp. (a)..................................        703,000        26,098,875
Sanmina Corp. (a).................................        312,000        23,673,000
STMicroelectronics NV - ADR (Netherlands).........        200,000        13,875,000
Texas Instruments, Inc............................        239,000        34,655,000
Unisys Corp. (a)..................................        293,000        11,408,688
Waters Corp. (a)..................................        212,000        11,262,500
Xilinx, Inc. (a)..................................        306,000        17,518,500
                                                                     --------------
                                                                        858,870,085
                                                                     --------------
TRANSPORTATION  1.1%
Delta Air Lines, Inc..............................        261,000        15,040,125
Kansas City Southern Industries, Inc..............        331,000        21,121,937
                                                                     --------------
                                                                         36,162,062
                                                                     --------------
UTILITIES  4.8%
ALLTEL Corp.......................................        613,000        43,829,500
Frontier Corp.....................................        425,000        25,075,000
Level 3 Communications, Inc. (a)..................        410,800        24,673,675

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
UTILITIES (CONTINUED)
MCI Worldcom, Inc. (a)............................        548,000    $   47,162,250
Sprint Corp. (PCS Group)..........................        312,000        16,477,500
                                                                     --------------
                                                                        157,217,925
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  95.3%
  (Cost $2,156,643,369)..........................................     3,140,117,482
                                                                     --------------
SHORT-TERM INVESTMENTS  5.3%
REPURCHASE AGREEMENT  2.1%
Goldman Sachs ($67,845,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/99, to be
  sold on 07/01/99 at $67,854,140)...............................        67,845,000
                                                                     --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  1.7%
Federal Home Loan Bank Consolidated Discount Notes ($25,000,000
  par, yielding 4.95%, 07/06/99 maturity)........................        24,982,813
Federal Home Loan Mortgage Corporation Discount Notes
  ($20,000,000 par, yielding 4.84%, 07/14/99 maturity)...........        19,965,261
Federal National Mortgage Association Discount Notes ($10,000,000
  par, yielding 4.90%, 08/27/99 maturity)........................         9,923,367
                                                                     --------------
                                                                         54,871,441
                                                                     --------------
COMMERCIAL PAPER  1.5%
General Electric Capital Corp. ($50,000,000 par, yielding 5.70%,
  07/01/99 maturity).............................................        49,992,083
                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $172,708,524)............................................       172,708,524
                                                                     --------------
TOTAL INVESTMENTS  100.6%
  (Cost $2,329,351,893)..........................................     3,312,826,006
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)....................       (18,762,462)
                                                                     --------------
NET ASSETS  100.0%...............................................    $3,294,063,544
                                                                     ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR-- American Depositary Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,329,351,893).....................    $3,312,826,006
Cash........................................................             7,174
Receivables:
  Investments Sold..........................................        98,527,748
  Fund Shares Sold..........................................        41,459,237
  Dividends.................................................         1,600,498
Other.......................................................           190,892
                                                                --------------
      Total Assets..........................................     3,454,611,555
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       110,617,854
  Fund Shares Repurchased...................................        45,514,257
  Distributor and Affiliates................................         2,229,342
  Investment Advisory Fee...................................         1,150,598
  Income and Capital Gain Distributions.....................           183,589
Accrued Expenses............................................           579,129
Trustees' Deferred Compensation and Retirement Plans........           273,242
                                                                --------------
      Total Liabilities.....................................       160,548,011
                                                                --------------
NET ASSETS..................................................    $3,294,063,544
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,037,165,648
Net Unrealized Appreciation.................................       983,474,113
Accumulated Net Realized Gain...............................       279,449,954
Accumulated Net Investment Loss.............................        (6,026,171)
                                                                --------------
NET ASSETS..................................................    $3,294,063,544
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $2,277,479,257 and 104,823,063 shares of
      beneficial interest issued and outstanding)...........    $        21.73
    Maximum sales charge (5.75%* of offering price).........              1.32
                                                                --------------
    Maximum offering price to public........................    $        23.05
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $914,493,980 and 43,437,108 shares of
      beneficial interest issued and outstanding)...........    $        21.05
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $102,090,307 and 4,809,178 shares of
      beneficial interest issued and outstanding)...........    $        21.23
                                                                ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................    $    9,552,876
Interest....................................................         2,340,366
                                                                --------------
    Total Income............................................        11,893,242
                                                                --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,453,012, $4,263,446 and $457,632
  respectively).............................................         7,174,090
Investment Advisory Fee.....................................         6,863,799
Shareholder Services........................................         2,762,009
Custody.....................................................           126,403
Legal.......................................................            61,475
Trustees' Fees and Related Expenses.........................            47,904
Other.......................................................           583,368
                                                                --------------
    Total Expenses..........................................        17,619,048
    Less Credits Earned on Cash Balances....................            31,953
                                                                --------------
    Net Expenses............................................        17,587,095
                                                                --------------
NET INVESTMENT LOSS.........................................    $   (5,693,853)
                                                                ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  280,724,900
  Futures...................................................         1,555,800
                                                                --------------
Net Realized Gain...........................................       282,280,700
                                                                --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,058,881,928
  End of the Period:
  Investments...............................................       983,474,113
                                                                --------------
Net Unrealized Depreciation During the Period...............       (75,407,815)
                                                                --------------
NET REALIZED AND UNREALIZED GAIN............................    $  206,872,885
                                                                ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  201,179,032
                                                                ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended June 30, 1999 and the
                    Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                               Six Months Ended      Year Ended
                                                June 30, 1999     December 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss...................  $    (5,693,853)    $    2,399,932
Net Realized Gain............................      282,280,700        134,279,558
Net Unrealized Appreciation/Depreciation
  During the Period..........................      (75,407,815)       443,358,417
                                               ---------------     --------------
Change in Net Assets from Operations.........      201,179,032        580,037,907
                                               ---------------     --------------
Distributions from Net Investment Income --
  Class A Shares.............................          (39,771)        (4,405,387)
Distributions in Excess of Net Investment
  Income -- Class A Shares...................         (332,318)               -0-
                                               ---------------     --------------
Distributions from and in Excess of Net
  Investment Income..........................         (372,089)        (4,405,387)
                                               ---------------     --------------
Distributions from Net Realized Gain:
  Class A Shares.............................      (31,897,433)       (75,906,906)
  Class B Shares.............................      (13,027,758)       (29,616,587)
  Class C Shares.............................       (1,410,919)        (3,123,845)
                                               ---------------     --------------
                                                   (46,336,110)      (108,647,338)
                                               ---------------     --------------
Total Distributions..........................      (46,708,199)      (113,052,725)
                                               ---------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.................................      154,470,833        466,985,182
                                               ---------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................    2,858,571,445      5,283,612,665
Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................       42,417,269        102,204,579
Cost of Shares Repurchased...................   (2,801,166,395)    (5,118,178,150)
                                               ---------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...............................       99,822,319        267,639,094
                                               ---------------     --------------
TOTAL INCREASE IN NET ASSETS.................      254,293,152        734,624,276
NET ASSETS:
Beginning of the Period......................    3,039,770,392      2,305,146,116
                                               ---------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(6,026,171) and $39,771, respectively)....  $ 3,294,063,544     $3,039,770,392
                                               ===============     ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months              Year Ended December 31,
                                   Ended       -----------------------------------------
        Class A Shares         June 30, 1999     1998       1997       1996       1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................   $ 20.631      $ 17.414   $ 15.120   $  13.07   $  11.43
                                 --------      --------   --------   --------   --------
Net Investment Income/Loss....      (.013)         .058       .087       .086        .08
Net Realized and Unrealized
  Gain........................      1.430         3.980      4.113      2.942     3.7325
                                 --------      --------   --------   --------   --------
Total from Investment
  Operations..................      1.417         4.038      4.200      3.028     3.8125
                                 --------      --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................       .004          .045       .060       .077      .0725
  Distributions from Net
    Realized Gain.............       .317          .776      1.846       .901       2.10
                                 --------      --------   --------   --------   --------
Total Distribution............       .321          .821      1.906       9.78     2.1725
                                 --------      --------   --------   --------   --------
Net Assets Value, End of the
  Period......................   $ 21.727      $ 20.631   $ 17.414   $ 15.120   $  13.07
                                 ========      ========   ========   ========   ========
Total Return (a)..............      6.88%*       23.56%     28.55%     23.48%     33.92%
Net Assets at End of the
  Period (in millions)........   $2,277.5      $2,137.4   $1,706.1   $1,276.9   $1,035.7
Ratio of Expenses to Average
  Net Assets (b)..............       .90%          .94%       .93%      1.01%       .98%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b)..................      (.13%)         .32%       .54%       .60%       .59%
Portfolio Turnover............        66%*          72%        73%       110%       152%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six Months               Year Ended December 31,
                                   Ended          ----------------------------------------
       Class B Shares         June 30, 1999(c)    1998(c)     1997       1996       1995
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................      $20.075        $17.059    $14.909    $ 12.94    $ 11.37
                                   -------        -------    -------    -------    -------
Net Investment Loss..........        (.092)         (.089)     (.021)     (.012)      (.03)
Net Realized and Unrealized
  Gain.......................        1.387          3.881      4.017      2.882       3.70
                                   -------        -------    -------    -------    -------
Total from Investment
  Operations.................        1.295          3.792      3.996      2.870       3.67
Less Distributions from Net
  Realized Gain..............         .317           .776      1.846       .901       2.10
                                   -------        -------    -------    -------    -------
Net Asset Value, End of the
  Period.....................      $21.053         20.075    $17.059    $14.909    $ 12.94
                                   =======        =======    =======    =======    =======
Total Return (a).............        6.45%*         22.65%     27.50%     22.48%     32.82%
Net Assets at End of the
  Period (In millions).......      $ 914.5        $ 816.3    $ 542.2    $ 305.6    $ 184.1
Ratio of Expenses to Average
  Net Assets (b).............        1.69%           1.74%      1.75%      1.82%      1.81%
Ratio of Net Investment Loss
  to Average Net
  Assets (b).................        (.91%)          (.49%)     (.29%)     (.21%)     (.24%)
Portfolio Turnover...........          66%*            72%        73%       110%       152%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                   Six Months             Year Ended December 31,
                                     Ended         -------------------------------------
        Class C Shares          June 30, 1999(c)   1998(c)    1997      1996      1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................      $20.239       $17.191   $15.008   $ 13.01   $ 11.42
                                     -------       -------   -------   -------   -------
Net Investment Loss............        (.093)        (.090)    (.023)    (.013)     (.03)
Net Realized and Unrealized
  Gain.........................        1.399         3.914     4.052     2.912      3.72
                                     -------       -------   -------   -------   -------
Total from Investment
  Operations...................        1.306         3.824     4.029     2.899      3.69
Less Distributions from Net
  Realized Gain................         .317          .776     1.846      .901      2.10
                                     -------       -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................      $21.228       $20.239   $17.191   $15.008   $ 13.01
                                     =======       =======   =======   =======   =======
Total Return (a)...............        6.45%*       22.65%    27.51%    22.60%    32.85%
Net Assets at End of the Period
  (In millions)................      $ 102.1       $  86.0   $  56.9   $  30.4   $  15.7
Ratio of Expenses to Average
  Net Assets (b)...............        1.68%         1.74%     1.75%     1.82%     1.80%
Ratio of Net Investment Loss to
  Average Net Assets (b).......        (.91%)        (.48%)    (.29%)    (.22%)    (.23%)
Portfolio Turnover.............          66%*          72%       73%      110%      152%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $2,332,155,654; the aggregate gross unrealized appreciation is $1,010,780,700 and the aggregate gross unrealized depreciation is $30,110,348, resulting in net unrealized appreciation on long- and short-term investments of $980,670,352.

    Net realized gains or losses may differ for financial purposes primarily as a result of the deferral of losses relating to wash sale transactions.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, the Fund's custody fee was reduced by $31,953 as a result of credits earned on overnight cash balances.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion.........................................   .50 of 1%
Next  $1 billion.........................................   .45 of 1%
Next  $1 billion.........................................   .40 of 1%
Over  $3 billion.........................................   .35 of 1%

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $61,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $273,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $2,288,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At June 30, 1999, capital aggregated $1,275,743,569, $682,957,919 and
$78,464,160 for Classes A, B, and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................  108,410,103    $ 2,279,873,463
  Class B..................................   25,145,690        514,533,157
  Class C..................................    3,109,326         64,164,825
                                            ------------    ---------------
Total Sales................................  136,665,119    $ 2,858,571,445
                                            ============    ===============
Dividend Reinvestment:
  Class A..................................    1,363,105    $    28,788,797
  Class B..................................      601,398         12,334,671
  Class C..................................       62,563          1,293,801
                                            ------------    ---------------
Total Dividend Reinvestment................    2,027,066    $    42,417,269
                                            ============    ===============
Repurchases:
  Class A.................................. (108,551,008)   $(2,280,912,242)
  Class B..................................  (22,972,416)      (466,593,298)
  Class C..................................   (2,613,335)       (53,660,855)
                                            ------------    ---------------
Total Repurchases.......................... (134,136,759)   $(2,801,166,395)
                                            ============    ===============

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $1,247,993,551, $622,683,389 and
$66,666,389 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................  232,030,934    $ 4,349,545,687
  Class B..................................   46,624,437        851,354,417
  Class C..................................    4,456,779         82,712,561
                                            ------------    ---------------
Total Sales................................  283,112,150    $ 5,283,612,665
                                            ============    ===============
Dividend Reinvestment:
  Class A..................................    3,731,141    $    71,215,610
  Class B..................................    1,514,082         28,118,929
  Class C..................................      153,307          2,870,040
                                            ------------    ---------------
Total Dividend Reinvestment................    5,398,530    $   102,204,579
                                            ============    ===============
Repurchases:
  Class A.................................. (230,130,328)   $(4,324,087,590)
  Class B..................................  (39,259,659)      (725,635,528)
  Class C..................................   (3,669,727)       (68,455,032)
                                            ------------    ---------------
Total Repurchases.......................... (273,059,714)   $(5,118,178,150)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      5.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $441,600 and CDSC on redeemed shares of approximately $992,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,982,248,141 and $2,060,376,328, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended June 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1998..........................       -0-
Futures Opened............................................       300
Futures Closed............................................      (300)
                                                                ----
Outstanding at June 30, 1999..............................       -0-
                                                                ====

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $3,604,500.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Small Cap Value
     Technology
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan Funds
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                           VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999 the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.